UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2012

BUCKEYE TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14030	62-1518973
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

1001 Tillman Street, Memphis, Tennessee	38112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 320-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.	CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Buckeye Technologies Inc. (the “Company”) was held on October 23, 2012 (the “Annual Meeting”).  At the Annual Meeting, the following proposals were considered:

(1)	The election of three Class II directors to serve until the 2015 annual meeting of stockholders;

(2)	The ratification of the selection of Ernst & Young LLP as the Company’s registered independent public accounting firm for fiscal year 2013

(3)	The approval of an amendment to the Company's Second Amended and Restated Certificate of Incorporation to provide for the annual election of directors;

(4)	The approval of an amendment to the Company's Amended and Restated By-laws to adopt majority voting in uncontested elections of the Company's directors;

(5)	The approval of the Company’s Amended and Restated Buckeye Technologies Inc. 2007 Omnibus Incentive Compensation Plan, including the approval of an increase of an additional 2,000,000 shares of the Company's common stock for issuance under the plan; and

(6)	The approval, on an advisory basis, of the compensation of the Company’s named executive officers.

The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Three Class II directors were elected, and the aggregate votes cast for or withheld, and the broker non-votes were as follows:

	For	Withheld	Broker Non-Votes
Red Cavaney	33,708,622	1,864,573	1,964,496
John B. Crowe	34,787,559	785,636	1,964,496
David B. Ferraro	34,518,001	1,055,194	1,964,496

Proposal 2

The Audit Committee’s selection of Ernst & Young LLP as the Company’s registered independent public accounting firm for the fiscal year ending June 30, 2013 was ratified, and the aggregate votes cast for or against and the abstentions, were as follows:

For	Against	Abstentions
37,094,796	381,891	61,004

Proposal 3

The amendment to the Company's Second Amended and Restated Certificate of Incorporation to provide for the annual election of directors required the affirmative vote of at least 80% of the outstanding shares of the Company's common stock and was approved.  The aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
35,454,644	26,559	91,992	1,964,496

Proposal 4

The amendment to the Company's Amended and Restated By-laws to adopt majority voting in uncontested elections of the Company's directors required the affirmative vote of at least 80% of the outstanding shares of the Company's common stock and was approved.  The aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
35,438,138	43,267	91,790	1,964,496

Proposal 5

The Company’s Amended and Restated Buckeye Technologies Inc. 2007 Omnibus Incentive Compensation Plan was approved, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
27,089,972	7,529,002	954,220	1,964,497

Proposal 6

The Company’s stockholders, on an advisory basis, approved the compensation of the Company’s named executive officers, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
34,114,875	1,337,453	120,867	1,964,496

SECTION 9.	FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2012	BUCKEYE TECHNOLOGIES INC.

By:	/s/ Steven G. Dean
Steven G. Dean
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Buckeye Technologies Inc.
3.2	Second Amended and Restated By-laws of Buckeye Technologies Inc.